EXHIBIT 10.1
STOCK PURCHASE AGREEMENT
          STOCK PURCHASE AGREEMENT, dated December 1, 2006, by and among Zapata Corporation, a Nevada corporation (the “Seller”), and the purchasers listed on the signature pages hereto (each, a “Purchaser” and, collectively, the “Purchasers”).
R E C I T A L S:
          WHEREAS, the Seller is the record and beneficial owner of 5,232,708 shares (the “Shares”) of the common stock, par value $.01 per share (the “Common Stock”), of Omega Protein Corporation, a Nevada corporation (the “Company”);
          WHEREAS, the Seller desires to sell and transfer to the Purchasers, and the Purchasers desire to purchase, severally and not jointly, from the Seller, the Shares all as more specifically provided herein; and
          WHEREAS, in order to induce the Purchasers to complete the purchase of the Shares, the Company has agreed to make certain representations, warranties and covenants in the Termination, Consent and Wavier (defined below), and to provide certain registration rights to the Purchasers with respect to the Shares in accordance with that certain Registration Rights Agreement (defined below);
          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:
ARTICLE I
Certain Definitions
          Section 1.1. Certain Definitions. As used in this Agreement, the following terms have the respective meanings set forth below unless the context otherwise requires:
          “Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term ‘control’ means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.
          “Agreement” means this Stock Purchase Agreement.
          “Broker” has the meaning ascribed thereto in Section 2.2.
          “Brokerage Fee” has the meaning ascribed thereto in Section 2.2.
          “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.
          “Citizenship Affidavit” has the meaning ascribed thereto in Section 2.3(a).
          “Closing” has the meaning ascribed thereto in Section 2.4.
          “Closing Date” has the meaning ascribed thereto in Section 2.4.
          “Common Stock” has the meaning ascribed thereto in the recitals to this Agreement.

          “Company” has the meaning ascribed thereto in the recitals to this Agreement.
          “Drop-Dead Time” has the meaning ascribed thereto in Section 2.5(a)(iii).
          “Encumbrances” means any lien, pledge, adverse claim, restriction on transfer or voting, hypothecation, mortgage, security interest, charge, option, right of first refusal or any other encumbrance.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “FRK” has the meaning ascribed thereto in Section 2.3(e).
          “Governmental Authority” means any national, federal, state, provincial, county, municipal or local government, foreign or domestic, or the government of any political subdivision of any of the foregoing, or any entity, authority, agency, ministry or other similar body exercising executive, legislative, judicial, regulatory or administrative authority or functions of or pertaining to government, including any authority or other quasi-governmental entity established to perform any of such functions.
          “Gross Purchase Price” has the meaning ascribed thereto in Section 2.2.
          “Indemnified Person” has the meaning ascribed thereto in Section 5.2(c).
          “Losses” has the meaning ascribed thereto in Section 5.2(b).
          “New Certificates” has the meaning ascribed thereto in Section 2.3(b).
          “Net Purchase Price” has the meaning ascribed thereto in Section 2.2.
          “Non-Public Company Information” has the meaning ascribed thereto in Section 4.13.
          “Person” means an individual, partnership, corporation, limited liability company, unincorporated organization or association, trust or joint venture, or a governmental agency or political subdivision thereof.
          “Purchasers” has the meaning ascribed thereto in the introductory paragraph to this Agreement.
          “Registration Rights Agreement” has the meaning ascribed thereto in Section 2.3(f).
          “SEC” means the Securities and Exchange Commission.
          “Securities Act” means the Securities Act of 1933, as amended.
          “Seller” has the meaning ascribed thereto in the introductory paragraph to this Agreement.
          “Shares” has the meaning ascribed thereto in the recitals to this Agreement.
          “Termination, Consent and Waiver” has the meaning ascribed thereto in Section 2.2(h).
          “Transaction Documents” means this Agreement, the Registration Rights Agreement, the Transfer Request, the Transfer Agent Instructions and the Termination, Consent and Waiver.
          “Transfer Agent” means American Stock Transfer & Trust Company, as registrar and transfer agent for the Common Stock.
          “Transfer Agent Instructions” has the meaning ascribed thereto in Section 2.3(b).

          “Transfer Request” has the meaning ascribed thereto in Section 2.3(b).
          “Transfer Restrictions” has the meaning ascribed thereto in Section 3.5.
          “Undertaking” has the meaning ascribed thereto in Section 2.3(c).
          Section 1.2. Interpretation. Unless otherwise indicated to the contrary herein by the context or use thereof: (i) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole and not to any particular Section or paragraph hereof; (ii) the word “including” shall mean “including, but not limited to”, (iii) words importing the masculine gender shall also include the feminine and neutral genders, and vice versa; and (iv) words importing the singular shall also include the plural, and vice versa.
ARTICLE II
Purchase and Sale of Stock;
Additional Covenants
          Section 2.1. Purchase and Sale of Stock. Upon the terms of this Agreement and on the basis of the representations, warranties and agreements contained herein, at the Closing, the Seller shall sell, assign, transfer, convey and deliver the Shares to the Purchasers, and the Purchasers shall, severally and not jointly, purchase such Shares from the Seller. The number of Shares being purchased by the respective Purchasers is set forth opposite their names on the signature pages of this Agreement.
          Section 2.2. Purchase Price. The gross per share purchase price to be paid by Purchasers for the Shares shall be $5.55. The aggregate gross cash purchase price to be paid by the Purchasers for the Shares shall be Twenty-Nine Million Forty-One Thousand Five Hundred Twenty-Nine Dollars and Forty Cents ($29,041,529.40) (the “Gross Purchase Price”). Seller hereby authorizes the Purchasers to pay D.A. Davidson & Co. (the “Broker”), as payment in full for its services to the Seller pursuant to its engagement letter, dated October 18, 2006, as amended on even date herewith, a one-time brokerage fee in respect of the sale of the Shares as contemplated hereby in an amount equal to $0.1415 per share, or an aggregate fee of Seven Hundred Forty Thousand Four Hundred Twenty-Eight Dollars and Eighteen Cents ($740,428.18) (the “Brokerage Fee”). The Brokerage Fee shall be payable from the Gross Purchase Price by wire transfer of immediately available funds to an account for the benefit of, and as directed by, the Broker to the Purchasers in writing. The amount of $5.4085 per share, or an aggregate of Twenty-Eight Million Three Hundred One Thousand One Hundred One Dollars and Twenty-Two Cents ($28,301,101.22) (representing the aggregate Gross Purchase Price less the Brokerage Fee) (the “Net Purchase Price”) shall be payable by wire transfer of immediately available funds to an account for the benefit of, and as directed by, the Seller to the Purchasers in writing. The portions of the Gross Purchase Price, the Brokerage Fee and the Net Purchase Price payable by the respective Purchasers is set forth opposite their names on the signature pages of this Agreement.
          Section 2.3. Closing and Settlement.
          (a) Simultaneous with the execution and delivery of this Agreement, each Purchaser shall execute and deliver to the Seller and the Company an Affidavit of U.S. Citizenship in the form of Exhibit A attached hereto (the “Citizenship Affidavit”), and Purchaser shall cause each beneficial owner of Shares, if any, identified in such Citizenship Affidavit with beneficial ownership of 5% or more of the issued and outstanding Common Stock to submit prior to Closing a citizenship affidavit in the form required by 46 C.F.R. 356.5, it being understood that such citizenship affidavit(s) may in turn be submitted by the Company to the Maritime Administration of the United States Department of Transportation to the extent required by applicable law in order to maintain the fishery endorsements for the vessels owned by the Company and its subsidiaries which are necessary for the conduct of their respective businesses.
          (b) Prior to the consummation of the Closing, the Seller shall deliver or cause to be delivered to the Transfer Agent, (i) the certificate or certificates representing the Shares accompanied by duly executed stock powers endorsed in blank, (ii) an irrevocable request from the Seller in the form of Exhibit B attached hereto (the “Transfer Request”) (copies of which shall be provided to the Purchasers and the Company) requesting that the Transfer Agent prepare new certificates representing the Shares in the names and in the denominations set forth therein (the “New Certificates”) for delivery to the Purchasers upon consummation of the sale of the Shares as contemplated hereby and (iii) an executed irrevocable letter of instruction from the Company to the Transfer Agent in the form of Exhibit C attached hereto (the “Transfer Agent Instructions”) (copies of which shall be provided to the Purchasers and the Seller) instructing the Transfer Agent to prepare the New Certificates for delivery to the Purchasers upon consummation of the sale of the Shares as contemplated hereby, such New Certificates to bear the restrictive legends set forth in the Transfer Agent Instructions.
          (c) Prior to the Closing, the Seller shall cause the Transfer Agent to deliver to Purchasers an undertaking from the Transfer Agent in the form of Exhibit D attached hereto (the “Undertaking”) pursuant to which the Transfer Agent will agree to issue the New Certificates to the Purchasers upon notification to it by a representative of the Seller of the consummation of the sale of the Shares as contemplated hereby.
          (d) Prior to the Closing, the Company shall deliver to the Transfer Agent an opinion of counsel (copies of which shall be provided to the Purchasers and the Sellers), addressed to the Transfer Agent, that the New Certificates may be issued to the Purchasers without compliance with the registration requirements of the Securities Act.
          (e) On the Closing Date, (i) each Purchaser shall cause wire transfers in same day funds to be sent to the account of (A) the Seller as instructed in writing by the Seller, in an amount representing such Purchaser’s pro rata portion of the Net Purchase Price as set forth on the signature pages to this Agreement and (B) the Broker as instructed in writing by the Broker, in an amount representing such Purchaser’s pro rata portion of the Brokerage Fee as set forth on the signature pages to this Agreement and (ii) the Seller, upon consummation of the sale of the Shares as contemplated hereby, shall instruct the Transfer Agent to release the New Certificates to the Purchaser; provided, that the Seller agrees that Purchaser Franklin Microcap Value Fund, A Series of Franklin Value Investors Trust (“FRK”), shall cause a single wire transfer consisting of its pro rata portion of the Gross Purchase Price to be delivered to the Broker. The Seller agrees that the Broker shall be responsible for delivering FRK’s pro rata portion of the Net Purchase Price to the Seller and shall be entitled to retain the applicable Brokerage Fee. The Seller further agrees that FRK’s obligation to pay its pro rata share of the Net Purchase Price hereunder and wire funds shall be satisfied by wiring its pro rata share of the Gross Purchase Price to the Broker as set forth above and that the Broker shall be responsible for delivery of FRK’s pro rata portion of the Net Purchase Price to the Seller.
          (f) On or prior to the Closing Date, the Seller shall cause the Company to deliver to the Purchasers an executed counterpart of the Registration Rights Agreement, in the form of Exhibit E attached hereto (the “Registration Rights Agreement”).
          (g) On or prior to the Closing Date, the Purchasers shall deliver to the Company an executed counterpart of the Registration Rights Agreement.
          (h) On or prior to the Closing Date, the Seller shall deliver to the Purchasers a fully executed termination, consent and waiver, in the form of Exhibit F attached hereto (the “Termination, Consent and Waiver”).
          (i) Each of the parties shall execute and deliver to the other parties hereto such other documents or instruments as any party hereto reasonably requests to effect the transactions contemplated hereby.
          Section 2.4. Closing. Subject to the terms and conditions set forth herein, the closing of the purchase and sale of the Shares and the other transactions set forth herein (the “Closing”) shall take place at 10:00 a.m., New York time, on December 1, 2006 (the “Closing Date”) at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10020, or at such other location and on such other date as the Seller and the Purchasers shall mutually agree.
          Section 2.5. Termination.

          (a) The obligations of the Seller, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:
               (i) Upon the mutual written consent of the Seller and the Purchasers;
               (ii) By either the Seller or any Purchaser (as to itself only) in the event of a material breach of the terms hereof which is not cured (to the extent curable) after notice of such breach from the other party and prior to the Drop-Dead Time (as defined below); or
               (iii) By either the Seller or any Purchaser if the Closing has not occurred on or prior to 5:00 p.m., New York time, on December 1, 2006 (the “Drop-Dead Time”); provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.
          (b) In the event of termination by any Purchaser of its obligations to effect the Closing pursuant to this Section 2.5, written notice thereof shall forthwith be given to the other Purchasers and (i) the other Purchasers shall have the right to terminate their obligations to effect the Closing upon written notice to the Seller and the other Purchasers and (ii) the Seller shall have the right to terminate its obligation to effect the Closing upon written notice to the Purchasers unless prior to the Drop-Dead Time, the remaining Purchasers agree to purchase all of the Shares purchasable by the terminating Purchaser. Any such Shares shall be allocated among the remaining Purchasers willing to purchase such additional Shares on a pro rata basis according to the number of Shares which they were entitled to purchase hereunder prior to any notice of termination.
          (c) Nothing in this Section 2.5 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.
ARTICLE III
Representations and Warranties of the Seller
          The Seller hereby represents and warrants to the Purchasers as follows:
          Section 3.1. Organization and Qualification of the Seller. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.
          Section 3.2. Authorization. The Seller has the power and authority (corporate and other) to execute and deliver this Agreement and the other Transaction Documents to which it is or is intended to become a party and to perform its obligations hereunder and thereunder, all of which have been (assuming the accuracy of the Purchaser’s representations in Section 4.14) duly authorized by all requisite corporate action. Each of the Transaction Documents to which it is or is intended to become a party has been duly authorized, executed and delivered by the Seller and constitutes or will, as of the Closing, constitute, a valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
          Section 3.3. Non-contravention. (a) Neither the execution and delivery of this Agreement or the other Transaction Documents to which it is or is intended to become a party nor the performance by the Seller of its obligations hereunder and thereunder will (i) contravene any provision contained in the Seller’s Articles of Incorporation (assuming the accuracy of the Purchaser’s representations in Section 4.14) or by-laws, (ii) violate or result in a breach (with or without the lapse of time, the giving of notice or both) of or constitute a default under (A) any material contract, agreement, commitment, indenture, mortgage, lease, pledge, note, license, permit or other material instrument or material obligation or (B) any judgment, order, decree, law, rule or regulation or other restriction of any Governmental Authority the violation of which would be of material consequence to the Seller or would have a material adverse effect on the transactions contemplated hereby, in each case to which the Seller is a party or by which the Seller is bound or to which the Shares are subject, or (iii) result in the creation or imposition of any Encumbrances on the Shares (assuming the accuracy of the Purchaser’s representations in Section 4.11).
          Section 3.4. No Consents. No notice to, filing with, or authorization, registration, consent or approval of any Governmental Authority or other Person is necessary for the execution, delivery or performance of this Agreement by the Seller or the other Transaction Documents to which Seller is or is intended to become a party, except for the filing with the SEC of such reports under the Securities Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and thereby..
          Section 3.5. Ownership of the Shares. The Seller owns the Shares beneficially and of record, free and clear of any Encumbrances, other than (a) restrictions imposed generally by applicable securities laws and (b) the restrictions contained in Article VIII of the Company’s Articles of Incorporation (such restrictions, the “Transfer Restrictions”). Except for the Transfer Restrictions and except as effectively waived by the Termination, Consent and Waiver, there are no voting trust arrangements, shareholder agreements or other agreements, arrangements or understandings to which the Seller is a party or to which the Shares are subject (excluding any stockholder rights plan or other “poison pill” arrangement, anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject) (i) granting any option, warrant or right of first refusal with respect to the Shares to any Person, (ii) granting to any Person a proxy or any other right to vote or to cause the voting of the Shares in any particular matter, (iii) restricting the right of the Seller to sell the Shares to the Purchasers, (iv) restricting any other right of the Seller with respect to the Shares, or (v) requiring any Purchaser to become a party to or to be bound by the terms of any agreement, arrangement or understanding with respect to the Shares. The Seller has the right, power and capacity to sell, assign and transfer the Shares to the Purchasers free and clear of any Encumbrances (except for restrictions imposed generally by applicable securities laws and the Transfer Restrictions). Upon delivery to the Purchasers of the certificate(s) representing the Shares at the Closing in exchange for the Purchase Price, the Purchasers will acquire good, valid and marketable title to the Shares, free and clear of any Encumbrances (except for Encumbrances created by the Purchaser and restrictions imposed generally by applicable securities laws and the Transfer Restrictions).
          Section 3.6. Brokers. Other than the Brokerage Fee payable to the Broker, no Person is or will be entitled to a broker’s, finder’s, investment banker’s, financial adviser’s or similar fee from the Seller in connection with the Transaction Documents, the sale of the Shares or any of the other transactions contemplated hereby and thereby.
          Section 3.7. Private Placement. Assuming the accuracy of the representations and warranties made by the Purchasers in Section 4 hereof, and compliance by the Purchasers with the restrictions on the transfer of the Shares under applicable securities law, the offer and sale of the Shares to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act.
          Section 3.8. No General Solicitation. Neither the Seller, the Broker or any other Person acting on behalf of the Seller has engaged in any general advertising or general solicitation with respect to the Shares.
          Section 3.9 No Other Representations and Warranties. The Seller acknowledges that, except as expressly set forth in Article IV, the Purchasers are making no other representations and warranties of any kind or nature whatsoever.

ARTICLE IV
Representations and Warranties of the Purchasers
          Each Purchaser hereby severally and not jointly represents and warrants to the Seller as follows:
          Section 4.1. Organization. Such Purchaser is a limited partnership, business trust, corporation, limited liability company or other entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full power and authority to own or lease its property and assets and to carry on its business as presently conducted.
          Section 4.2. Authorization. Such Purchaser has the full power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is or is intended to become a party and to perform its obligations hereunder and thereunder. Each of the Transaction Documents to which it is or is intended to become a party has been duly authorized, executed and delivered by such Purchaser and constitutes, or will, as of the Closing, constitute, a valid and binding agreement of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
          Section 4.3. Non-contravention. Such Purchaser is not subject to any provision of such Purchaser’s partnership certificate or partnership agreement or any other agreement, instrument, judgment, order, decree, law, rule, regulation or other restriction of any Governmental Authority that would prevent the purchase of the Shares being purchased by it hereunder.
          Section 4.4. No Consents. No notice to, filing with, or authorization, registration, consent or approval of any Governmental Authority or other Person is necessary for the execution, delivery or performance of this Agreement or the other Transaction Documents to which it is or is intended to become a party by such Purchaser.
          Section 4.5. Brokers. No Person is or will be entitled to a broker’s, finder’s, investment banker’s, financial adviser’s or similar fee from such Purchaser in connection with this Transaction Documents, the purchase of the Shares being purchased by it hereunder or any of the other transactions contemplated hereby and thereby.
          Section 4.6. Restricted Securities. Such Purchaser understands and acknowledges that the Seller may be an “affiliate” of the Company under the federal securities laws and that the Shares are “restricted securities” and therefore they are being offered and sold pursuant to an exemption from registration under the Securities Act, and the Seller’s reliance upon such exemption is predicated in part on such Purchaser’s representations and warranties contained herein. Such Purchaser has been advised that the transfer of the Shares is restricted unless the Shares are registered pursuant to the Securities Act and state securities laws or qualifies for an exemption from such registration.
          Section 4.7. No General Solicitation. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or through any other general solicitation or general advertisement.
          Section 4.8. Access to Information. Such Purchaser has had an opportunity to review publicly available materials filed by the Company with the SEC pursuant to the Securities Act and the Exchange Act.
          Section 4.9. Accredited Investor. Such Purchaser is an “Accredited Investor” as such term is defined in Rule 501 of the rules and regulations of the Commission promulgated under the Securities Act. Such Purchaser was not formed for the purpose of purchasing the Shares.
          Section 4.10. Investment Intent.

          (a) Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.
          (b) Such Purchaser is acquiring the Shares being purchased by it hereunder for its own account for investment only and not for or with a view to resale or distribution in violation of the Securities Act. The Purchaser has not entered into any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Shares to such person or anyone else that would violate the Securities Act and such Purchaser has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement in violation of the Securities Act, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Shares for any period of time.
          (c) Such Purchaser has the financial ability to bear the economic risk of losing its entire investment in the Shares being purchased by it and can afford to sustain a complete loss of its investment therein.
          Section 4.11. Citizenship. Such Purchaser is a “Citizen” of the United States of America, as that term is defined in and for the purposes of Article VIII of the Company’s Articles of Incorporation, Section 2 of the Shipping Act, 1916, as amended, and Section 202 of the American Fisheries Act of 1998, as amended, and has simultaneously herewith executed and delivered to the Seller and the Company a Citizenship Affidavit, the contents of which are true, accurate and complete in all respects.
          Section 4.12. Restrictions on Transfer to Non-Citizens. Such Purchaser understands that the Transfer Restrictions restrict the ownership of the Shares by a person who is a Non-Citizen (as such term is defined in the Company’s Articles of Incorporation).
          Section 4.13. Non-Public Information. Such Purchaser (a) is executing, delivering and performing this Agreement and is proceeding with the transactions contemplated hereby on the basis that the Seller (by virtue of having two representatives serve as directors of the Company until November 28, 2006) may be in possession of material, non-public information concerning the Company and its direct and indirect subsidiaries (“Non-Public Company Information”) that is not or may not be known to the Purchaser and that the Seller has not disclosed to the Purchaser and that such Non-Public Company Information may be material to a reasonable investor, such as Purchaser, when making an investment decision, including the decision to enter in this Agreement and purchase the Shares; (b) is consummating the transactions contemplated hereby and by the other Transaction Documents with full recognition and acknowledgment that the Seller may be privy to the Non-Public Company Information, and (c) is voluntarily entering into this transaction without the benefit of the Non-Public Company Information.
          Section 4.14. No Ownership of Seller Common Stock. Since September 8, 2006, neither such Purchaser nor any of its Affiliates has been the beneficial owner (as such term is defined pursuant to Rule 13d-1 under the Exchange Act) of more than 4.9% of the outstanding shares of Seller’s common stock.
          Section 4.15. No Other Representations and Warranties. Such Purchaser acknowledges that, except as expressly set forth in Article III, neither the Seller, the Broker nor any other Person acting on the Seller’s behalf has made any other representations and warranties of any kind or nature whatsoever to the Purchasers in connection with the sale of the Shares hereunder or any of the other transactions hereunder, including without limitation, any representation or warranty regarding the Company, its business, financial statements, results of operations, financial condition or future prospects.
ARTICLE V
Covenants and Agreements; Survival of Representation and Warranties
          Section 5.1. Further Assurances. In the event that at any time after Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the Seller or the Purchasers, as the case may be, shall take such actions related thereto as may be reasonably requested by the other party or parties.

          Section 5.2. Survival of Representations and Warranties.
          (a) The representations, warranties, covenants and agreements contained in this Agreement or any certificate or other document delivered pursuant hereto or in connection herewith shall survive the Closing for a period of one year.
          (b) The Seller agrees to indemnify and hold harmless each Purchaser and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Seller under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person; provided, however, that the indemnification obligation of the Seller with respect to any Purchaser hereunder shall be limited to the Gross Purchase Price paid by each Purchaser plus reasonable out-of-pocket expenses, including reasonable out-of-pocket attorneys’ fees incurred by such Purchaser.
          (c) Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 5.2(b), such Indemnified Person shall promptly notify the Seller in writing and the Seller shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Seller shall not relieve the Seller of its obligations hereunder except to the extent that the Seller is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Seller and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Seller shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Seller shall indemnify and hold harmless such Indemnified Person from and against any Loss (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Seller shall not effect any settlement of any pending or threatened proceeding brought by a third party in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.
          Section 5.3. Filing of Additional Citizenship Affidavits. Promptly following receipt of a written request from the Company, each Purchaser shall submit one or more Citizenship Affidavits in the form required by Exhibit A on a periodic basis, but no less frequently than semi-annually, as the Company may reasonably determine is necessary under applicable law in order for the Company to retain fishery endorsements to the vessels owned by it and its subsidiaries which are necessary for the conduct of their respective businesses. Each Purchaser acknowledges that such additional Citizenship Affidavits will be submitted by the Company to the Maritime Administration, United States Department of Transportation, to the extent required by applicable law in order to maintain such fishery endorsements.
ARTICLE VI
Miscellaneous
          Section 6.1. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, or (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Seller:

Zapata Corporation
100 Meridian Centre, Suite 350
Rochester, New York 14618
Attn: Avram A. Glazer, President and Chief Executive Officer
Facsimile: (585) 242-8677

and

Zapata Corporation
100 Meridian Centre, Suite 350
Rochester, New York 14618
Attn: Leonardo DiSalvo, Vice President
Facsimile: (585) 242-8677

With a copy to:

Woods Oviatt Gilman LLP
2 State Street
700 Crossroads Building
Rochester, New York 14614
Attn: Gordon Forth
Facsimile: (585) 987-2901

If to the Purchasers:
to the addresses set forth on the signature pages hereto.
          Section 6.2. Expenses. Each party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated herein.
          Section 6.3. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.
          Section 6.4. Successors and Assigns; Third Party Rights. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives. This

Agreement shall be for the sole benefit of the parties to this Agreement and their respective successors, assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the parties hereto and their respective successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.
          Section 6.5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument and shall be effective when executed counterparts have been delivered by each of the parties hereto.
          Section 6.6. Titles and Headings. The headings and table of contents in this Agreement are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.
          Section 6.7. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the matters covered hereby and supersedes all previous written, oral or implied understandings among them with respect to such matters.
          Section 6.8. Amendment and Modification. This Agreement may only be amended or modified in writing signed by the party against whom enforcement of such amendment or modification is sought.
          Section 6.9. Public Announcement. Except as may be required by law or the applicable rules of any stock exchange or securities market, neither the Seller nor the Purchasers shall issue any press release or otherwise publicly disclose this Agreement or the transactions contemplated hereby or any dealings between or among the parties in connection with the subject matter hereof without the prior approval of the other parties hereto. In the event that any such press release or other public disclosure shall be required, the party required to issue such release or other disclosure shall consult in good faith with the other parties hereto with respect to the form and substance of such release or other disclosure prior to the public dissemination thereof.
          Section 6.10. Waiver. Any of the terms or conditions of this Agreement may be waived at any time by the party or parties entitled to the benefit thereof, but only by a writing signed by the party or parties waiving such terms or conditions.
          Section 6.11. Severability. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.
          Section 6.12 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Seller acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

          Section 6.13. No Strict Construction. Each of the Purchasers and the Seller acknowledge that this Agreement has been prepared jointly by the parties hereto, and shall not be strictly construed against either party.
          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ZAPATA CORPORATION

By:	/s/ Leonard DiSalvo
Name: Leonard DiSalvo
Title: Vice President

SPECIAL SITUATIONS FUND III QP, L.P.

By:	/s/ David M. Greenhouse
Name: David M. Greenhouse
Title: General Partner
Aggregate Gross Purchase Price: $15,166,529.40
Aggregate Net Purchase Price: $14,779,851.22
Aggregate Brokerage Fee: $386,678.18
Number of Shares: 2,732,708
Address for Notice:

527 Madison Avenue
Suite 2600
New York, NY 10022

with a copy to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068
Attn: John D. Hogoboom, Esq.
Telephone: 973.597.2500
Facsimile: 973.597.2400

SPECIAL SITUATIONS FUND III, L.P.

By:	/s/ David M. Greenhouse
Name: David M. Greenhouse
Title: General Partner
Aggregate Gross Purchase Price: $555,000
Aggregate Net Purchase Price: $540,850
Aggregate Brokerage Fee: $14,150
Number of Shares: 100,000
Address for Notice:

527 Madison Avenue
Suite 2600

New York, NY 10022

with a copy to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068
Attn: John D. Hogoboom, Esq.
Telephone: 973.597.2500
Facsimile: 973.597.2400

SPECIAL SITUATIONS CAYMAN FUND, L.P.
By:	/s/ David M. Greenhouse
Name: David M. Greenhouse
Title: General Partner
Aggregate Gross Purchase Price: $2,497,500
Aggregate Net Purchase Price: $2,433,825
Aggregate Brokerage Fee: $63,675
Number of Shares: 450,000

527 Madison Avenue
Suite 2600
New York, NY 10022

with a copy to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068
Attn: John D. Hogoboom, Esq.
Telephone: 973.597.2500
Facsimile: 973.597.2400

SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

By:	/s/ David M. Greenhouse
Name: David M. Greenhouse
Title: General Partner
Aggregate Gross Purchase Price: $2,497,500
Aggregate Net Purchase Price: $2,433,825
Aggregate Brokerage Fee: $63,675
Number of Shares: 450,000

527 Madison Avenue
Suite 2600
New York, NY 10022

with a copy to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068
Attn: John D. Hogoboom, Esq.
Telephone: 973.597.2500
Facsimile: 973.597.2400

FRANKLIN MICROCAP VALUE FUND, A Series of Franklin Value Investors Trust

By:	/s/ David P. Goss
Name: David Goss
Title: Vice President
Aggregate Gross Purchase Price: $5,550,000
Aggregate Net Purchase Price: $5,408,500
Aggregate Brokerage Fee: $141,500
Number of Shares: 1,000,000

One Franklin Parkway
San Mateo, CA 94403

with a copy to:

Margaret McGee
Vice President
Franklin Advisory Services, LLC
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024

WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

By:	/s/ Joshua H. Landes
Name: Joshua H. Landes
Title: General Partner
Aggregate Gross Purchase Price: $1,137,750
Aggregate Net Purchase Price: $1,108,742.50
Aggregate Brokerage Fee: $29,007.50
Number of Shares: 205,000

450 Seventh Avenue, Suite 509
New York, NY 10123

WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

By:	/s/ Joshua H. Landes
Name: Joshua H. Landes
Title: General Partner
Aggregate Gross Purchase Price: $1,554,000
Aggregate Net Purchase Price: $1,514,380

Aggregate Brokerage Fee: $39,620
Number of Shares: 280,000

450 Seventh Avenue, Suite 509
New York, NY 10123

CHANNEL PARTNERSHIP II, L.P.

By:	/s/ Paul H. O’Leary
Name: Paul H. O’Leary
Title: General Partner
Aggregate Gross Purchase Price: $83,250
Aggregate Net Purchase Price: $81,127.50
Aggregate Brokerage Fee: $2,122,50
Number of Shares: 15,000

450 Seventh Avenue, Suite 509
New York, NY 10123

Exhibit A
AFFIDAVIT OF U.S. CITIZENSHIP

STATE OF	§
§
COUNTY OF	§
     I,                                         , of                                          , with an address of                                         , being duly sworn, depose and state that this Affidavit of U.S. Citizenship is true and correct based upon my best personal knowledge, information and belief:
1.	I am the of (“Company”), a duly organized and existing under the laws of the State of , with its principal office at

2.	I am authorized by and on behalf of the Company to execute and deliver this Affidavit of U.S. Citizenship.

3.	The Company is a registered investment adviser to numerous separately managed accounts (together, the “Clients”), which hold Common Stock of Omega Protein Corporation, a Nevada corporation (“Omega”). As of , 2006, such Clients owned in the aggregate shares of Omega. Not less than 95% of the beneficial owners of shares of units in these entities have registered addresses in the United States. None of the beneficial owners of the shares of Omega so held own 5% or more of the issued and outstanding Common Stock of Omega.
Dated:                     , 2006

[ ]

By:
Name:
Title:

     Subscribed and sworn to before me this                      day of                     , 2006.

Notary Public

A-1

Exhibit B
[Zapata Corporation Letterhead]
December 1, 2006
American Stock Transfer & Trust Company
6201 15th Avenue, 2nd floor
Brooklyn, NY 11219
Attention: Kevin Jennings and Geraldine Szarbo
          Re: Omega Protein Corporation
     Ladies and Gentlemen:
          Pursuant to the terms of a Stock Purchase Agreement, dated November ___, 2006 (the “Purchase Agreement”), Zapata Corporation, a Nevada corporation (“Zapata”), has sold to the purchasers listed on Schedule I attached hereto (collectively, the “Purchasers”) an aggregate of 5,232,708 shares (the “Shares”) of the common stock, par value $0.01 per share (the “Common Stock”), of Omega Protein Corporation, a Nevada corporation (the “Company”), represented by certificate number OM-0229 (the “Old Certificate”). Zapata hereby requests that you cancel the Old Certificate and prepare new certificates (the “New Certificates”). Please hold the New Certificates for delivery upon our written notice to you that the sale of the Shares pursuant to the Purchase Agreement has been consummated. Once Zapata has provided such notice for you, please issue the New Certificates and deliver them to the Purchasers at their respective addresses set forth on Schedule I, unless other delivery arrangements have been made by any of the Purchasers.
          We have been advised by the Company that it will be delivering to you (i) an opinion of counsel to the Company to the effect that the sale of the Shares may take place without registration under the Securities Act of 1933, as amended, and (ii) instructions to prepare and deliver the New Certificates in accordance with this request. If you have any questions or need further instructions, please contact the undersigned at                     .

Very truly yours,

ZAPATA CORPORATION

By:
Name:
Title:

Schedule I

Name and Tax ID Number	Address	Number of Shares
Special Situations Fund III QP, L.P. Tax ID: 13-3737427	527 Madison Avenue, Suite 2600 New York, NY 10022 Attention: Marianne Kelly	2,732,708
Special Situations Fund III, L.P. Tax ID: 55-0898321	527 Madison Avenue, Suite 2600 New York, NY 10022 Attention: Marianne Kelly	100,000
Special Situations Cayman Fund, L.P. Tax ID: 98-0132442	527 Madison Avenue, Suite 2600 New York, NY 10022 Attention: Marianne Kelly	450,000
Special Situations Private Equity Fund, L.P. Tax ID: 13-3916551 Hare & Co. Tax ID: 94-3233808 Franklin A/C FVIT — FRANKLIN MICROCAP VALUE FUND A/C #998189	527 Madison Avenue, Suite 2600 New York, NY 10022 Attention: Marianne Kelly The Bank of New York One Wall Street 3rd Floor Window A New York, NY 10286	450,000 1,000,000

Wynnefield Partners Small Cap Value, L.P. Tax ID: 13-3688497	450 Seventh Avenue Suite 509 New York, NY 10123	205,000

Wynnefield Partners Small Cap Value, L.P. I Tax ID: 13-3953291	450 Seventh Avenue Suite 509 New York, NY 10123	280,000

Channel Partnership II, L.P. Tax ID: 22-3215653	450 Seventh Avenue Suite 509 New York, NY 10123	15,000

Exhibit C
[Omega Protein Corporation Letterhead]
December 1, 2006
American Stock Transfer & Trust Company
6201 15th Avenue, 2nd floor
Brooklyn, NY 11219
Attention: Kevin Jennings and Geraldine Szarbo
          Re: Omega Protein Corporation
     Ladies and Gentlemen:
          Pursuant to the terms of a Stock Purchase Agreement, dated December 1, 2006 (the “Purchase Agreement”), Zapata Corporation, a Nevada corporation (“Zapata”), has sold to the purchasers listed on Schedule I attached hereto (collectively, the “Purchasers”) an aggregate of 5,232,708 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), represented by certificate number OM-0229 (the “Old Certificate”). Upon receipt by you of the following materials: (i) the Old Certificate, accompanied by stock powers duly executed on behalf of Zapata, (ii) an opinion of counsel to the Company to the effect that the sale of the Shares may take place without registration under the Securities Act of 1933, as amended (the “Act”), and (iii) written notice from Zapata that the transactions contemplated by the Purchase Agreement have been consummated, you are hereby irrevocably instructed to issue new stock certificates (the “New Certificates”) representing the Shares, to the Purchasers in the names and in the respective denominations set forth in Schedule I attached hereto and to mail, or make available for pick up on request, the New Certificates to the Purchasers at their respective addresses set forth in Schedule I. Each New Certificate should bear the restrictive legends set forth in the opinion referred to in (ii) above and on Exhibit A hereto.

Very truly yours,

OMEGA PROTEIN CORPORATION

By:
Name:
Title:

Schedule I

Name and Tax ID Number	Address	Number of Shares
Special Situations Fund III QP, L.P. Tax ID: 13-3737427	527 Madison Avenue, Suite 2600 New York, NY 10022 Attention: Marianne Kelly	2,732,708
Special Situations Fund III, L.P. Tax ID: 55-0898321	527 Madison Avenue, Suite 2600 New York, NY 10022 Attention: Marianne Kelly	100,000
Special Situations Cayman Fund, L.P. Tax ID: 98-0132442	527 Madison Avenue, Suite 2600 New York, NY 10022 Attention: Marianne Kelly	450,000
Special Situations Private Equity Fund, L.P. Tax ID: 13-3916551	527 Madison Avenue, Suite 2600 New York, NY 10022 Attention: Marianne Kelly	450,000
Hare & Co. Tax ID: 94-3233808 Franklin A/C FVIT — FRANKLIN MICROCAP VALUE FUND A/C #998189	The Bank of New York One Wall Street 3rd Floor Window A New York, NY 10286	1,000,000

Wynnefield Partners Small Cap Value, L.P. Tax ID: 13-3688497	450 Seventh Avenue Suite 509 New York, NY 10123	205,000

Wynnefield Partners Small Cap Value, L.P. I Tax ID: 13-3953291	450 Seventh Avenue Suite 509 New York, NY 10123	280,000

Channel Partnership II, L.P. Tax ID: 22-3215653	450 Seventh Avenue Suite 509 New York, NY 10123	15,000

Exhibit A
THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.
OMEGA PROTEIN CORPORATION
READ CAREFULLY
          Omega Protein Corporation (the “Corporation”) will furnish to any stockholder, upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class of stock authorized to be issued and the designation, relative rights, preferences and limitations of each series of Preferred Stock so far as the same have been fixed, and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series. Any such request may be addressed to the Corporation or to the Transfer Agent.
          Because the Corporation’s vessels conduct fishing operations in U.S. territorial waters and the U.S. Economic Exclusive Zone, United States law requires that said vessels must be documented under United States law with a fishery endorsement pursuant to 46 U.S.C. Sections 12102 and 12108. In order to remain eligible for such documentation purposes, no more than twenty five percent (25%) of the Corporation’s stock may be owned or controlled by Non-Citizens as defined in the Application for Transfer of Shares printed below on this Certificate. If this certificate is a CITIZEN SHARE CERTIFICATE, it has been issued on the representation by the registered owner thereof that it is held by or for the account of a Citizen as defined below. If the holder of a CITIZEN SHARE CERTIFICATE is a Non-Citizen, or holds for the account of a Non-Citizen, the certificate must be exchanged immediately for a NON-CITIZEN SHARE CERTIFICATE, subject to the limitations set forth below. Similarly, where the beneficial interest is transferred from a Citizen to a Non-Citizen, the record holder must likewise exchange the certificate. Should such certificate be sold to a Citizen holding for himself or another Citizen, the transferee should exchange it for a CITIZEN SHARE CERTIFICATE. Under the Corporation’s Articles of Incorporation, the maximum percentage of the total outstanding shares of the Corporation that may be owned by Non-Citizens is 24.99%. Any purported sale, transfer or other disposition to Non-Citizens of shares evidenced by CITIZEN SHARE CERTIFICATES, which at the time of presentation to the Transfer Agent of the Corporation would result in increasing the ownership of shares by Non-Citizens above such maximum permitted percentages, shall be ineffective as against the Corporation to transfer the shares or any voting or other rights in respect thereof, and such transfer shall not be recorded on the books of the Corporation in any such case, and neither the Corporation nor the Transfer Agent shall be required to recognize the transferee or purported transferee thereof as a stockholder of the Corporation for any purpose whatsoever except to the extent necessary to effect any remedy available to the Corporation. Any shares represented by CITIZEN SHARE CERTIFICATES held in the name of or for the account of Non-Citizens will have no rights, and the Corporation may regard this Certificate, whether or not validly issued, as having been invalidly issued. The Corporation will furnish to any stockholder, upon written request and without charge, copies of the applicable provisions of the Corporation’s Articles of Incorporation. Any such request may be addressed to the Corporation or to the Transfer Agent. The shares represented by this Certificate will be transferred on the books of the Corporation only if the Application for Transfer of Shares set forth below has been executed by the transferee.
          For purposes of this Certificate:
          A “Citizen” is:

          (1) An individual who is a citizen of the United States, by birth, naturalization or as otherwise authorized by law, or an entity that in both form and substance, at each tier of ownership and in the aggregate, satisfies the requirements of 46 U.S.C. 12102(c) and section 2(c) of the Shipping Act of 1916, as amended, 46 App. U.S.C. 802(c). In order to satisfy the statutory requirements an entity other than an individual must meet the requirements of paragraph (2) below and the following criteria:
               (i) The entity must be organized under the laws of the United States or of a State;
               (ii) Seventy five percent (75%) of the ownership and control in the entity must be owned by and vested in Citizens of the United States free from any trust or fiduciary obligation in favor of any Non-Citizen;
               (iii) No arrangement may exist, whether through contract or any understanding, that would allow more than 25% of the voting power of the entity to be exercised, directly or indirectly, in behalf of any Non-Citizen; and
               (iv) Control of the entity, by any other means whatsoever, may not be conferred upon or permitted to be exercised by a Non-Citizen.
          (2) Other criteria to qualify as a “Citizen” that must be met by entities other than individuals include:
               (i) In the case of a corporation:
                    (A) The chief executive officer, by whatever title, and chairman of the board of directors and all officers authorized to act in the absence or disability of such persons must be Citizens of the United States; and
                    (B) No more of its directors than a minority of the number necessary to constitute a quorum are Non-Citizens;
               (ii) In the case of a partnership all general partners are Citizens of the United States;
               (iii) In the case of an association:
                    (A) All of the members are Citizens of the United States;
                    (B) The chief executive officer, by whatever title, and the chairman of the board of directors (or equivalent committee or body) and all officers authorized to act in their absence or disability are Citizens of the United States; and,
                    (C) No more than a minority of the number of its directors, or equivalent, necessary to constitute a quorum are Non-Citizens;
               (iv) In the case of a joint venture:
                    (A) It is not determined by the Citizenship Approval Officer to be in effect an association or a partnership; and,
                    (B) Each co-venturer is a Citizen of the United States;
               (v) In the case of a Trust:
                    (A) The Trust is domiciled in the United States or a State;

                    (B) The Trustee is a Citizen of the United States; and
                    (C) All beneficiaries of the trust are persons eligible to document vessels pursuant to the requirements of 46 U.S.C. 12102(c);
               (vi) In the case of a Limited Liability Company (LLC) that is not found to be in effect a general partnership requiring all of the general partners to be Citizens of the United States:
                    (A) Any Person elected to manage the LLC or who is authorized to bind the LLC, and any Person who holds a position equivalent to a Chief Executive Officer, by whatever title, and the Chairman of the Board of Directors in a corporation are Citizens of the United States; and,
                    (B) Non-Citizens do not have authority within a management group, whether through veto power, combined voting, or otherwise, to exercise control over the LLC.
          A “Non-Citizen” is any Person other than a Citizen.
          A “Person” is an individual, corporation, partnership, association, trust, joint venture, limited liability company or other entity.
          A Person shall be deemed to be the “Beneficial Owner” of, or to “Beneficially Own” shares of Common Stock to the extent such Person would be deemed to be the beneficial owner thereof pursuant to Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as such rule may be amended from time to time.
APPLICATION FOR TRANSFER OF COMMON STOCK
          The undersigned (the “Applicant”) makes application for the transfer to the name of the Applicant of the number of shares of common stock indicated below and hereby certifies to Omega Protein Corporation (the “Corporation”) that (answer (a), (b) and/or (c) as applicable):
          (a) The Applicant will be the beneficial owner of                      shares of the common stock of the Corporation and is ___ is not  ___ a “Citizen” (check one).
          (b) The Applicant will hold                      shares of the common stock of the Corporation for the benefit of one or more “Persons” who ARE “Citizens.”
          (c) The Applicant will hold                      shares of the common stock of the Corporation for the benefit of one or more “Persons” who ARE NOT “Citizens.”
          The Applicant agrees that, on the request of the Corporation, he will furnish proof in support of this certificate. The Applicant understands that he has an ongoing obligation to provide the information set forth herein and agrees to provide a new Citizenship Certificate at any time as the facts affecting his citizenship or the citizenship of the beneficial owner(s) for whom he holds the Corporation’s common stock change. The Corporation will provide a blank Citizenship Certificate to the Applicant upon request.
IMPORTANT NOTICE
THIS APPLICATION CONSTITUTES A BASIS FOR OMEGA PROTEIN CORPORATION’S REPRESENTATION TO THE UNITED STATES GOVERNMENT THAT IT IS ELIGIBLE TO DOCUMENT THE VESSELS WITH A FISHING ENDORSEMENT UNDER UNITED STATES LAW.
          This Certificate is dated                     .

Signature of Applicant

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

Exhibit D
December 1, 2006
To the persons listed on Schedule I attached hereto:
Re: Omega Protein Corporation
Ladies and Gentlemen:
We are the transfer agent for Omega Protein Corporation, a Nevada corporation (the “Company”). The Company has advised us that the persons listed on Schedule I attached hereto (collectively, the “Purchasers”) are today purchasing from Zapata Corporation, a Nevada corporation (“Zapata”), an aggregate of 5,232,708 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, represented by certificate number OM-0229 (the “Old Certificate”). The Company has further advised us that we will receive shortly the following materials: (i) the Old Certificate, accompanied by stock powers duly executed on behalf of Zapata with a medallion signature guarantee, (ii) an opinion of counsel to the Company to the effect that the sale of the Shares may take place without registration under the Securities Act of 1933, as amended (the “Act”), and (iii) irrevocable instructions from the Company to transfer the Shares into the names and denominations set forth therein (the “Instructions”) (collectively, the “Transfer Documents”).
We hereby confirm to you that upon receipt of the Transfer Documents and notification to us by representatives of Zapata that the closing of the sale of the Shares has taken place, we will promptly issue the New Certificates in the names and denominations specified in the Instructions and will today send the New Certificates to you as specified in the Instructions. The New Certificates will bear only the restrictive legends set forth in the opinion referred to in (ii) above and in Exhibit A attached hereto.

Very truly yours,

AMERICAN STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:
cc: John D. Hogoboom, Esq. (for the Purchasers)

Schedule I

Name and Tax ID Number	Address	Number of Shares
Special Situations Fund III QP, L.P. Tax ID: 13-3737427	527 Madison Avenue, Suite 2600 New York, NY 10022 Attention: Marianne Kelly	2,732,708
Special Situations Fund III, L.P. Tax ID: 55-0898321	527 Madison Avenue, Suite 2600 New York, NY 10022 Attention: Marianne Kelly	100,000
Special Situations Cayman Fund, L.P. Tax ID: 98-0132442	527 Madison Avenue, Suite 2600 New York, NY 10022 Attention: Marianne Kelly	450,000
Special Situations Private Equity Fund, L.P. Tax ID: 13-3916551	527 Madison Avenue, Suite 2600 New York, NY 10022 Attention: Marianne Kelly	450,000
Hare & Co. Tax ID: 94-3233808 Franklin A/C FVIT — FRANKLIN MICROCAP VALUE FUND A/C #998189	The Bank of New York One Wall Street 3rd Floor Window A New York, NY 10286	1,000,000

Wynnefield Partners Small Cap Value, L.P. Tax ID: 13-3688497	450 Seventh Avenue Suite 509 New York, NY 10123	205,000

Wynnefield Partners Small Cap Value, L.P. I Tax ID: 13-3953291	450 Seventh Avenue Suite 509 New York, NY 10123	280,000

Channel Partnership II, L.P. Tax ID: 22-3215653	450 Seventh Avenue Suite 509 New York, NY 10123	15,000

Exhibit A
THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.
OMEGA PROTEIN CORPORATION
READ CAREFULLY
          Omega Protein Corporation (the “Corporation”) will furnish to any stockholder, upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class of stock authorized to be issued and the designation, relative rights, preferences and limitations of each series of Preferred Stock so far as the same have been fixed, and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series. Any such request may be addressed to the Corporation or to the Transfer Agent.
          Because the Corporation’s vessels conduct fishing operations in U.S. territorial waters and the U.S. Economic Exclusive Zone, United States law requires that said vessels must be documented under United States law with a fishery endorsement pursuant to 46 U.S.C. Sections 12102 and 12108. In order to remain eligible for such documentation purposes, no more than twenty five percent (25%) of the Corporation’s stock may be owned or controlled by Non-Citizens as defined in the Application for Transfer of Shares printed below on this Certificate. If this certificate is a CITIZEN SHARE CERTIFICATE, it has been issued on the representation by the registered owner thereof that it is held by or for the account of a Citizen as defined below. If the holder of a CITIZEN SHARE CERTIFICATE is a Non-Citizen, or holds for the account of a Non-Citizen, the certificate must be exchanged immediately for a NON-CITIZEN SHARE CERTIFICATE, subject to the limitations set forth below. Similarly, where the beneficial interest is transferred from a Citizen to a Non-Citizen, the record holder must likewise exchange the certificate. Should such certificate be sold to a Citizen holding for himself or another Citizen, the transferee should exchange it for a CITIZEN SHARE CERTIFICATE. Under the Corporation’s Articles of Incorporation, the maximum percentage of the total outstanding shares of the Corporation that may be owned by Non-Citizens is 24.99%. Any purported sale, transfer or other disposition to Non-Citizens of shares evidenced by CITIZEN SHARE CERTIFICATES, which at the time of presentation to the Transfer Agent of the Corporation would result in increasing the ownership of shares by Non-Citizens above such maximum permitted percentages, shall be ineffective as against the Corporation to transfer the shares or any voting or other rights in respect thereof, and such transfer shall not be recorded on the books of the Corporation in any such case, and neither the Corporation nor the Transfer Agent shall be required to recognize the transferee or purported transferee thereof as a stockholder of the Corporation for any purpose whatsoever except to the extent necessary to effect any remedy available to the Corporation. Any shares represented by CITIZEN SHARE CERTIFICATES held in the name of or for the account of Non-Citizens will have no rights, and the Corporation may regard this Certificate, whether or not validly issued, as having been invalidly issued. The Corporation will furnish to any stockholder, upon written request and without charge, copies of the applicable provisions of the Corporation’s Articles of Incorporation. Any such request may be addressed to the Corporation or to the Transfer Agent. The shares represented by this Certificate will be transferred on the books of the Corporation only if the Application for Transfer of Shares set forth below has been executed by the transferee.
          For purposes of this Certificate:
          A “Citizen” is:

          (1) An individual who is a citizen of the United States, by birth, naturalization or as otherwise authorized by law, or an entity that in both form and substance, at each tier of ownership and in the aggregate, satisfies the requirements of 46 U.S.C. 12102(c) and section 2(c) of the Shipping Act of 1916, as amended, 46 App. U.S.C. 802(c). In order to satisfy the statutory requirements an entity other than an individual must meet the requirements of paragraph (2) below and the following criteria:
               (i) The entity must be organized under the laws of the United States or of a State;
               (ii) Seventy five percent (75%) of the ownership and control in the entity must be owned by and vested in Citizens of the United States free from any trust or fiduciary obligation in favor of any Non-Citizen;
               (iii) No arrangement may exist, whether through contract or any understanding, that would allow more than 25% of the voting power of the entity to be exercised, directly or indirectly, in behalf of any Non-Citizen; and
               (iv) Control of the entity, by any other means whatsoever, may not be conferred upon or permitted to be exercised by a Non-Citizen.
          (2) Other criteria to qualify as a “Citizen” that must be met by entities other than individuals include:
               (i) In the case of a corporation:
                    (A) The chief executive officer, by whatever title, and chairman of the board of directors and all officers authorized to act in the absence or disability of such persons must be Citizens of the United States; and
                    (B) No more of its directors than a minority of the number necessary to constitute a quorum are Non-Citizens;
               (ii) In the case of a partnership all general partners are Citizens of the United States;
               (iii) In the case of an association:
                    (A) All of the members are Citizens of the United States;
                    (B) The chief executive officer, by whatever title, and the chairman of the board of directors (or equivalent committee or body) and all officers authorized to act in their absence or disability are Citizens of the United States; and,
                    (C) No more than a minority of the number of its directors, or equivalent, necessary to constitute a quorum are Non-Citizens;
               (iv) In the case of a joint venture:
                    (A) It is not determined by the Citizenship Approval Officer to be in effect an association or a partnership; and,
                    (B) Each co-venturer is a Citizen of the United States;
               (v) In the case of a Trust:
                    (A) The Trust is domiciled in the United States or a State;
                    (B) The Trustee is a Citizen of the United States; and

                    (C) All beneficiaries of the trust are persons eligible to document vessels pursuant to the requirements of 46 U.S.C. 12102(c);
               (vi) In the case of a Limited Liability Company (LLC) that is not found to be in effect a general partnership requiring all of the general partners to be Citizens of the United States:
                    (A) Any Person elected to manage the LLC or who is authorized to bind the LLC, and any Person who holds a position equivalent to a Chief Executive Officer, by whatever title, and the Chairman of the Board of Directors in a corporation are Citizens of the United States; and,
                    (B) Non-Citizens do not have authority within a management group, whether through veto power, combined voting, or otherwise, to exercise control over the LLC.
          A “Non-Citizen” is any Person other than a Citizen.
          A “Person” is an individual, corporation, partnership, association, trust, joint venture, limited liability company or other entity.
          A Person shall be deemed to be the “Beneficial Owner” of, or to “Beneficially Own” shares of Common Stock to the extent such Person would be deemed to be the beneficial owner thereof pursuant to Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as such rule may be amended from time to time.
APPLICATION FOR TRANSFER OF COMMON STOCK
          The undersigned (the “Applicant”) makes application for the transfer to the name of the Applicant of the number of shares of common stock indicated below and hereby certifies to Omega Protein Corporation (the “Corporation”) that (answer (a), (b) and/or (c) as applicable):
          (a) The Applicant will be the beneficial owner of                      shares of the common stock of the Corporation and is ___ is not  ___ a “Citizen” (check one).
          (b) The Applicant will hold                      shares of the common stock of the Corporation for the benefit of one or more “Persons” who ARE “Citizens.”
          (c) The Applicant will hold                      shares of the common stock of the Corporation for the benefit of one or more “Persons” who ARE NOT “Citizens.”
          The Applicant agrees that, on the request of the Corporation, he will furnish proof in support of this certificate. The Applicant understands that he has an ongoing obligation to provide the information set forth herein and agrees to provide a new Citizenship Certificate at any time as the facts affecting his citizenship or the citizenship of the beneficial owner(s) for whom he holds the Corporation’s common stock change. The Corporation will provide a blank Citizenship Certificate to the Applicant upon request.
IMPORTANT NOTICE
THIS APPLICATION CONSTITUTES A BASIS FOR OMEGA PROTEIN CORPORATION’S REPRESENTATION TO THE UNITED STATES GOVERNMENT THAT IT IS ELIGIBLE TO DOCUMENT THE VESSELS WITH A FISHING ENDORSEMENT UNDER UNITED STATES LAW.
          This Certificate is dated                     .

Signature of Applicant

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE

Exhibit E
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 1st day of December, 2006 by and among Omega Protein Corporation, a Nevada corporation (the “Company”), and the “Purchasers” named in that certain Stock Purchase Agreement by and among Zapata Corporation and the Purchasers (the “Purchase Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.
     This Agreement is being entered into by the Company as a condition to, and to induce the Purchasers to consummate the transactions contemplated by, the Purchase Agreement.
     The parties hereby agree as follows:
     1. Certain Definitions.
     As used in this Agreement, the following terms shall have the following meanings:
     “Common Stock” shall mean the Company’s common stock, par value $0.01 per share, and any securities into which such shares may hereinafter be reclassified.
     “Prospectus” shall mean (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.
     “Purchasers” shall mean the Purchasers identified in the Purchase Agreement and any Affiliate or permitted transferee of any Purchaser who is a subsequent holder of any Registrable Securities.
     “Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.
     “Registrable Securities” shall mean (i) the Shares and (ii) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale by the Purchasers pursuant to Rule 144(k).
     “Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.
     “Required Purchasers” means the Purchasers holding a majority of the Registrable Securities.
     “SEC” means the U.S. Securities and Exchange Commission.
     “Shares” means the shares of Common Stock purchased by the Purchasers pursuant to the Purchase Agreement.
     “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     2. Registration.
          (a) Registration Statements. Promptly following the Closing but no later than thirty (30) days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities, subject to the Required Purchasers’ consent), covering the resale of the Registrable Securities. Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Required Purchasers. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Purchasers and their counsel prior to its filing or other submission. If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, other than as a result of a failure of the Purchasers to comply with their obligations set forth in Section 5 hereof, the Company will make pro rata payments to each Purchaser, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by such Purchaser pursuant to the Purchase Agreement for each 30-day period or pro rata for any portion thereof following the Filing Deadline for which no Registration Statement is filed with respect to the Registrable Securities. Such payments shall constitute the Purchasers’ exclusive monetary remedy for such events, but shall not affect the right of the Purchasers to seek injunctive relief. Such payments shall be made to each Purchaser in cash.
          (b) Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold, transfer taxes, the fees and expenses of counsel to the Purchasers and the Purchasers’ other out-of-pocket expenses in connection with the registration.
          (c) Effectiveness.
          (i) The Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable. The Company shall notify the Purchasers by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Purchasers with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. So long as the Purchasers are in compliance with their obligations set forth in Section 5 hereof, if (A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earlier of (i) five (5) Business Days after the SEC shall have informed the Company that no review of the Registration Statement will be made or that the SEC has no further comments on the Registration Statement or (ii) the 90th day after the Closing Date (the 120th day after the Closing Date in the event that the Registration Statement has not been declared effective through no fault of the Company), or (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding the inability of any Purchaser to sell the Registrable Securities covered thereby due to market conditions and except as excused pursuant to subparagraph (ii) below, then the Company will make pro rata payments to each Purchaser, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by such Purchaser pursuant to the Purchase

Agreement for each 30- day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the “Blackout Period”). Such payments shall constitute the Purchasers’ exclusive monetary remedy for such events, but shall not affect the right of the Purchasers to seek injunctive relief. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period. Such payments shall be made to each Purchaser in cash.
          (ii) For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Purchasers in writing of the existence of (but in no event, without the prior written consent of an Purchaser, shall the Company disclose to such Purchaser any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Purchasers in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.
          (d) Limitation on Liquidated Damages. Notwithstanding the other provisions of this Section 2, in no event shall the Company be liable for liquidated damages in excess of an aggregate of 10% of the aggregate purchase price paid by the Purchasers pursuant to the Purchase Agreement.
          3. Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:
          (a) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144(k) (the “Effectiveness Period”) and advise the Purchasers in writing when the Effectiveness Period has expired;
          (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;
          (c) provide copies to and permit counsel designated by the Purchasers to review each Registration Statement and all amendments and supplements thereto no fewer than seven (7) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;
          (d) furnish to the Purchasers and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser that are covered by the related Registration Statement;
          (e) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;
          (f) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Purchasers and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Purchasers and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;
          (g) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;
          (h) immediately notify the Purchasers, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and
          (i) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Purchasers in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Purchasers are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).
          (j) With a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.
     4. Due Diligence Review; Information. The Company shall make available, during normal business hours, for inspection and review by the Purchasers, advisors to and representatives of the Purchasers (who may or may not be affiliated with the Purchasers and who are reasonably acceptable to the Company), all financial and other records, all SEC Filings (as defined in the Termination, Consent and Waiver) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Purchasers or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Purchasers and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.
          The Company shall not disclose material nonpublic information to the Purchasers, or to advisors to or representatives of the Purchasers, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Purchasers, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Purchaser wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.
5. Obligations of the Purchasers.
          (a) Each Purchaser shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement. A Purchaser shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement.
          (b) Each Purchaser, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.
          (c) Each Purchaser agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Purchaser is advised by the Company that such dispositions may again be made.

     6. Indemnification.
          (a) Indemnification by the Company. The Company will indemnify and hold harmless each Purchaser and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Purchaser within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Purchaser’s behalf and will reimburse such Purchaser, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Purchaser or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.
          (b) Indemnification by the Purchasers. Each Purchaser agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of an Purchaser be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Purchaser in connection with any claim relating to this Section 6 and the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.
          (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.
          (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.
     7. Miscellaneous.
          (a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Purchasers. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Purchasers.
          (b) Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:
               If to the Company:
Omega Protein Corporation
2101 City West Blvd., Bldg. 3, Suite 500
Houston, Texas 77042
Attn.: John D. Held
Facsimile: (713) 940-6122
               With a copy to:
Porter & Hedges, L.L.P.
1000 Main Street, 36th Floor

Houston, Texas 77002
Attn: Robert G. Reedy
Facsimile: (713) 226-6274
               If to the Purchasers:
as provided in Section 6.1 of the Purchase Agreement.
          (c) Assignments and Transfers by Purchasers. The provisions of this Agreement shall be binding upon and inure to the benefit of the Purchasers and their respective successors and assigns. An Purchaser may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Purchaser to such person, provided that such Purchaser complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.
          (d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Purchasers, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Required Purchasers, after notice duly given by the Company to each Purchaser.
          (e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
          (f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.
          (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
          (h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.
          (i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.
          (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
          (k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
          EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

          IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	OMEGA PROTEIN CORPORATION

By:

Name:
Title:

The Purchasers:	SPECIAL SITUATIONS FUND III QP, L.P.

By:

Name: David M. Greenhouse
Title: General Partner

SPECIAL SITUATIONS FUND III, L.P.

By:

Name: David M. Greenhouse
Title: General Partner

SPECIAL SITUATIONS CAYMAN FUND, L.P.

By:

Name: David M. Greenhouse
Title: General Partner

SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

By:

Name: David M. Greenhouse
Title: General Partner

FRANKLIN MICROCAP VALUE FUND,
A Series of Franklin Value Investors Trust

By:

Name: David Goss
Title: Vice President

WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

By:

Name:
Title:

WYNNEFIELD PARTNERS
SMALL CAP VALUE, L.P. I

By:

Name:
Title:

CHANNEL PARTNERSHIP II, L.P.

By:

Name:
Title:

Exhibit A
Plan of Distribution
     The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.
     The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:
     - ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
     - block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;
     - purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
     - an exchange distribution in accordance with the rules of the applicable exchange;
     - privately negotiated transactions;
     - short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;
     - through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
     - broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share; and
     - a combination of any such methods of sale.
     The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
     In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

     The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.
     The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.
     The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.
     To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.
     In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.
     We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.
     We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.
     We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144(k) of the Securities Act.

Exhibit F
TERMINATION, CONSENT AND WAIVER
December 1, 2006
To the Purchasers party to
the Stock Purchase Agreement
relating to the purchase of shares
of Omega Protein Corporation:
Dear Sirs:
     Reference is hereby made to the Stock Purchase Agreement, dated of even date herewith (the “Stock Purchase Agreement”), among Zapata Corporation, a Nevada corporation (“Zapata”), and the purchasers party thereto (the “Purchasers”). Capitalized terms used herein have the respective meanings ascribed thereto in the Stock Purchase Agreement unless otherwise defined herein. Pursuant to the terms of the Stock Purchase Agreement, Zapata proposes to sell to the Purchasers and the Purchasers, severally and not jointly, propose to purchase from Zapata 5,232,708 shares (the “Shares”) of the common stock, par value $0.01 per share (the “Common Stock”) of Omega Protein Corporation, a Nevada corporation (the “Company”). To induce the Purchasers to acquire the Shares from Zapata, the Company has agreed to provide the Purchasers with certain registration rights as set forth in a Registration Rights Agreement among the Company and the Purchasers.
     The Company and Zapata have previously entered into a Stock Purchase Agreement, dated as of September 8, 2006 (the “Company Purchase Agreement”), pursuant to which, among other things, Zapata granted to the Company a Call Option (as defined in the Company Purchase Agreement) to purchase the Shares.
     To induce the Purchasers to acquire the Shares from Zapata, the Company and Zapata hereby irrevocably terminate the Company Purchase Agreement, to the extent and only to the extent, relating to the Call Option and/or the Shares.
     To further induce the Purchasers to acquire the Shares from Zapata, the Company hereby agrees to the following provisions:
     1. The Company hereby irrevocably consents to the purchase of the Shares by the Purchasers in accordance with the terms of the Stock Purchase Agreement and the other Transaction Documents.
     2. The Company hereby irrevocably waives any rights it has to acquire the Shares or any portion thereof, whether pursuant to the terms of the Company Purchase Agreement or otherwise.
     3. The Company shall take the actions required to be taken by it pursuant to the terms of the Stock Purchase Agreement and shall deliver the deliveries required to be delivered by it pursuant to the terms of the Stock Purchase Agreement, including, without limitation, the delivery of the Transfer Agent Instructions to the Transfer Agent.
     4. The Company hereby represents and warrants to the Purchasers that:
          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.
          (b) The Company has the power and authority (corporate and other) to execute and deliver this Termination, Consent and Waiver and the other Transaction Documents to which it is or is intended to become a party and to perform its obligations hereunder and thereunder, all of which have been duly authorized by all requisite corporate action. Each of the Transaction Documents to which it is or is intended to become a party has been duly authorized, executed and delivered by the Company and constitutes or will, as of the Closing, constitute, a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
          (c) Assuming the accuracy of the Purchasers’ representations in Section 4.11 of the Stock Purchase Agreement and in their respective Citizen Affidavits, neither the execution and delivery of this Termination, Consent and Waiver or the other Transaction Documents to which it is or is intended to become a party nor the performance by the Company of its obligations hereunder and thereunder will (i) contravene any provision contained in the Company’s Articles of Incorporation or by-laws, (ii) violate or result in a breach (with or without the lapse of time, the giving of notice or both) of or constitute a default under (A) any material contract, agreement, commitment, indenture, mortgage, lease, pledge, note, license, permit or other material instrument or material obligation or (B) any judgment, order, decree, law, rule or regulation or other restriction of any Governmental Authority the violation of which would be of material consequence to the Company or would have a material adverse effect on the transactions contemplated hereby, in each case to which the Company is a party or by which the Company is bound or to which the Shares are subject, or (iii) result in the creation or imposition of any Encumbrances on the Shares.
          (d) No notice to, filing with, or authorization, registration, consent or approval of any Governmental Authority or other Person is necessary for the execution, delivery or performance of this Termination, Consent and Waiver or the other Transaction Documents to which it is or is intended to become a party by the Company, except for (i) the filing with the SEC of such reports under the Exchange Act as may be required in connection with the transactions contemplated by the Transaction Documents and (ii) notice within 30 days of the Closing Date of any changes in information with respect to the company’s officers, directors and stockholders, including 5% or more stockholders to the Citizenship Approval Officer of the Maritime Administration of the United States Department of Transportation pursuant to 46 CFR 356.5(9).
          (e) The Shares are duly authorized, validly issued, fully paid and non-assessable and owned of record and, to the Company’s knowledge, beneficially by Zapata. The Shares contain no restrictive or other legend, other than a customary Securities Act legend and a legend summarizing the Transfer Restrictions, and, except for the Transfer Restrictions, are not subject to any Encumbrances created by the Company’s Articles of Incorporation, by-laws or any agreement, understanding or other arrangement to which the Company is a party or by which it is bound, other than those that have been effectively waived pursuant to the terms of this Termination, Consent and Waiver. The Company knows of no reason why the New Certificates should not be issued to the Purchasers in the ordinary course.
          (f) There is not applicable to the Company, or the Company has taken all actions to exempt the sale and transfer of the Shares contemplated by the Purchase Agreement from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Articles of Incorporation or by-laws that is or could reasonably be expected to become applicable to the Purchasers as a result of the transactions contemplated hereby, including without limitation, the purchase of the Shares and the ownership, disposition or voting of the Shares by the Purchasers or the exercise of any right granted to the Purchasers pursuant to this Agreement or the other Transaction Documents.
          (g) At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
          (h) The Company is eligible to use Form S-3 to register the Registrable Securities (as such term is defined in the Registration Rights Agreement) for resale by the Purchasers as contemplated by the Registration Rights Agreement.

          (i) The financial statements included in each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act).
          (j) The Shares are listed on the New York Stock Exchange and the Company is in compliance with applicable New York Stock Exchange continued listing requirements. There are no proceedings pending or, to the Company’s knowledge, threatened against the Company relating to the continued listing of the Common Stock on the New York Stock Exchange and the Company has not received any notice of, nor to the Company’s knowledge is there any basis for, the delisting of the Common Stock from the New York Stock Exchange.
          (k) Except for the Brokerage Fee payable to the Broker, no Person is or will be entitled to a broker’s, finder’s, investment banker’s, financial adviser’s or similar fee from the Company in connection with the Transaction Documents, the sale of the Shares or any of the other transactions contemplated hereby and thereby.
          (l) Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares. For the avoidance of doubt, the Company is not making any representation or warranty with respect to the actions of Zapata or the Broker.
          (m) Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company and the Seller on any exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the 1933 Act. For the avoidance of doubt, the Company is not making any representation or warranty with respect to the actions of Zapata or the Broker.
     For the avoidance of doubt, except as otherwise expressly agreed to by the Company and Zapata, Zapata has no obligation, liability or responsibility for any of the representations, warranties, obligations, covenants or undertakings of the Company hereunder or in any of the other Transaction Documents.
     This Termination, Consent and Waiver shall be null and void and of no further force and effect upon the termination of the Stock Purchase Agreement in accordance with its terms.

     This Termination, Consent and Waiver may be executed in counterparts, each of which shall be deemed and original and all of which shall together represent one and the same instrument. This Termination, Consent and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to the choice of law provisions thereof.

Very truly yours,

OMEGA PROTEIN CORPORATION

By:

Name:
Title:

ZAPATA CORPORATION

By:

Name:
Title: